UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 20, 2018

Laureate Education, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South Exeter Street
Baltimore, MD 21202
(Address of principal executive offices, including zip code)

(410) 843-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03.    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 20, 2018, Laureate Education, Inc. (the “Company”) filed a Certificate of Retirement (the “Certificate of Retirement”) with the Secretary of State of the State of Delaware to retire 24,164.375 shares of the Company’s Series A-1 Preferred Stock, par value $0.001 per share (the “Series A-1 Preferred Stock”), which shares constituted all of the issued and outstanding shares of its Series A-1 Preferred Stock, and 377,000 shares of the Company’s Series A-2 Preferred Stock, par value $0.001 per share (the “Series A-2 Preferred Stock” and, together with the Series A-1 Preferred Stock, the “Series A Preferred Stock”), which shares constituted all of the issued and outstanding shares of its Series A-2 Preferred Stock, all of which were converted by the Company into shares of its Class A common stock, par value $0.004 per share (the “Class A Common Stock”) on April 23, 2018. The Company’s Amended and Restated Certificate of Incorporation requires that any shares of the Company’s Series A Preferred Stock that are converted into another series of capital stock of the Company be cancelled and retired and shall revert to authorized but unissued shares of the Company’s Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

Effective upon filing, the Certificate of Retirement amended the Company’s Amended and Restated Certificate of Incorporation to reduce the total number of authorized shares of the Company’s Series A-1 Preferred Stock from 62,000 to 37,835.625 shares and the total number of authorized shares of the Company’s Series A-2 Preferred Stock from 450,000 to 73,000 shares. Accordingly, the total number of authorized shares of the Company’s Preferred Stock is now 50,000,000, such shares consisting of 37,835.625 shares designated Series A-1 Preferred Stock, 73,000 shares designated Series A-2 Preferred Stock, and 49,889,164.635 shares of undesignated Preferred Stock. The foregoing summary of the Certificate of Retirement does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Retirement, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit
Number     Description
3.1        Certificate of Retirement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Thomas J. Plotz
Name:	Thomas J. Plotz
Title:	Vice President, Assistant General Counsel

Date: July 20, 2018